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[AIM INVESTMENTS        P.O. BOX 9112
LOGO APPEARS HERE]      FARMINGDALE, NY 11735


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            999 999 999 999 99

AIM V.I. SMALL CAP GROWTH FUND (THE "FUND")                              PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS                         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                            HELD MARCH 19, 2007


The undersigned hereby appoints Phil A. Taylor, John M. Zerr, and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 19, 2007, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present.
IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                    [ARROW
                                                                     DOWN]

                                                                                 PROXY MUST BE SIGNED AND DATED BELOW.


                                                                       Dated                      2007
                                                                            ----------------------

                                                                       ---------------------------------------------------------
                                                                       |                                                       |
                                                                       |                                                       |
                                                                       ---------------------------------------------------------
                                                                       Signature(s) (if held jointly)          (SIGN IN THE BOX)

                                                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                                       PROXY CARD. All joint owners should sign. When signing
                                                                       as executor, administrator, attorney, trustee or
                                                                       guardian or as custodian for a minor, please give full
                                                                       title as such. If a corporation, limited liability
                                                                       company, or partnership, please sign in full entity
                                                                       name and indicate the signer's position with the
                                                                       entity.

                                                                                                  [ARROW
                                                                                                   DOWN]
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            *--+


                                [ARROW      PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]   [ARROW
                                 DOWN]      PLEASE DO NOT USE FINE POINT PENS.                                             DOWN]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                    FOR               AGAINST            ABSTAIN

1.  Approve a Plan of Reorganization under which all of the assets and              [ ]                 [ ]                [ ]
    liabilities of AIM V.I. Small Cap Growth Fund (the "Fund"), a portfolio of
    AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I.
    Small Cap Equity Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.



PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



                      PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.


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 DOWN]                                                                                                                    DOWN]
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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735


                        -------------------------------------------------------------------------------
                                    FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

                          INTERNET:  Go to WWW.PROXYWEB.COM and follow the online directions.

                         TELEPHONE:  Call 1-888-221-0697 and follow the simple instructions .

                              MAIL:  Vote, sign, date and return your voting instruction card by mail.

                         IN PERSON:  Vote at the Special Meeting of Shareholders.

                        -------------------------------------------------------------------------------


                                          EACH CONTRACT OWNER'S VOTE IS IMPORTANT!
                                                PLEASE VOTE YOUR CARD TODAY!

VOTING INSTRUCTION CARD                                                                              VOTING INSTRUCTION CARD

999 999 999 999 99

                                                                                                     VOTING INSTRUCTION CARD
AIM V.I. SMALL CAP GROWTH FUND (THE "FUND")                           PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS                            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                                                   TO BE HELD MARCH 19, 2007


The undersigned hereby appoints Phil A. Taylor, John M. Zerr, and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 19, 2007, at 3:00 p.m., Central Time, and at any
adjournments thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF
THIS INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE
PROPOSAL.

                                                                       VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.

                                                                                  Dated                      2007
                                                                                        --------------------

                                                                       --------------------------------------------------------
                                                                       |                                                      |
                                                                       |                                                      |
                                                                       --------------------------------------------------------
                                                                       Signature(s) (if held jointly)         (SIGN IN THE BOX)

                                                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                                       PROXY CARD. All joint owners should sign. When signing
                                                                       as executor, administrator, attorney, trustee or
                                                                       guardian or as custodian for a minor, please give full
                                                                       title as such. If a corporation, limited liability
                                                                       company, or partnership, please sign in full entity
                                                                       name and indicate the signer's position with the
                                                                       entity.

                                                                                                            AIM VI SCG VIC - DH
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

                                                    PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                                    PLEASE DO NOT USE FINE POINT PENS.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                     FOR              AGAINST           ABSTAIN

1.  Approve a Plan of Reorganization under which all of the assets and               [ ]                [ ]               [ ]
    liabilities of AIM V.I. Small Cap Growth Fund (the "Fund"), a portfolio of
    AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I.
    Small Cap Equity Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.



PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


                PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                                                                            AIM VI SCG VIC - DH
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